		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 503 (a)
		of the Indenture Supplement

		HOUSEHOLD FINANCE CORPORATION
		HOUSEHOLD RECEIVABLES FUNDING, INC III

		HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
		Class A and Class B Notes, Series 2001-1

		This Certificate relates to the Distribution Date occurring on November 15, 2001

1.		Pool One Information

(a)		The aggregate amount of Collections processed for the Due Period
		preceding such Distribution Date was equal to	$342,812,431.48

(b)		The aggregate amount of such Collections with respect to Principal
		Receivables for the Due Period preceding such Distribution Date was
		equal to	$287,228,517.02
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	9.18%

(c)		The aggregate amount of such Collections with respect to Finance
		Charge and Administrative Receivables for the Due Period preceding
		such Distribution Date was equal to	$55,583,914.46

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	17.83%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$41,878,097.93

	(iii)	The amount of such aggregate with respect to fees was equal to	$10,273,836.35

	(iv)	The amount of such aggregate with respect to Interchange was equal to	$2,651,086.18

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$140,561.00

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$640,333.00

(d)		The Gross Defaulted Amount for the preceding Due Period is	$17,987,182.98
	(i)	The annualized default rate, (d) *12 / (h), is	5.84%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	5.63%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	12.20%

(f)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceding Due Period or, if there were Additions or Removals during the Due
		Period, the average balance for such Due Period is equal to	$3,697,459,232.12

(g)		The total amount of Principal Receivables in Pool One as of the last day of the
		preceding Due Period is	$3,672,787,121.36

(h)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceeding Due Period	$3,697,459,232.12

(i)		The total amount of Finance Charge and Administrative Receivables in
		Pool One as of the last day of the preceding Due Period is	$105,484,815.11

(j)		The aggregate outstanding gross balance of the Accounts which were
		1-29 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$128,102,487.17

(k)		The aggregate outstanding gross balance of the Accounts which were
		30-59 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$49,885,173.93

(l)		The aggregate outstanding gross balance of the Accounts which were
		60+ days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$92,716,170.10

2.		Series 2001-1 Information

(a)		The average rate (the weighted average Class A Note Interest Rate and Class B
		Note Interest Rate reduced to take into account the non-interest bearing over-
		collateralization invested amount ) is equal to	2.4375%

(b)		Total investor Collections is equal to	$92,715,675.81

(c)		Investor percentage of Principal Collections is equal to	$77,682,673.15

(d)		The Floating Investor Percentage for the Due Period preceding such
		Distribution Date was equal to	27.05%

(e)		Investor Finance Charge and Administrative Collections is equal to	$15,033,002.66

(f)		Investor Defaulted Amount is equal to	$4,864,741.39

(g)		The Monthly Servicing Fee is equal to	$1,666,666.67

(h)		The Monthly Administration Fee is equal to	$27.05

(i)		The Series Portfolio Yield for the Due Period preceding such
		Distribution Date was equal to	12.2019%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	31

(b)		Class A Note Principal Balance - Beginning of the Due Period	$827,500,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	2.6850%

(d)		Class A Monthly Interest is equal to	$1,913,248.96

(e)		Class B Note Principal Balance - Beginning of the Due Period	$72,500,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	2.9750%

(g)		Class B Monthly Interest is equal to	$185,730.90

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$15,033,002.66

	(i)	The amount of Class A Monthly Interest for such Distribution Date is
		equal to	$1,913,248.96

		The amount of any Class A Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class A Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class A Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is
		equal to	$185,730.90

		The amount of any Class B Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	(iii)
	(A)	If HFC or an Affiliate of HFC is no longer the Servicer, the Monthly Servicing Fee	$0.00

	(B)	If HFC or an Affiliate of HFC is no longer the Administrator, the Monthly
		Administration Fee is equal to	$0.00

	(iv)	The Investor Defaulted Amount for such Distribution Date is equal to	$4,864,741.39

	(v)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution
		date is equal to	$0.00

	(vi)	The amount applied to accelerate Principal pursuant to Section 503 is equal to	$0.00

	(vii)	If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee
		for such Distribution Date	$1,666,666.67

		If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee due
		but not paid for a prior Distribution Date	$0.00

	(viii)	If HFC or an Affiliate of HFC is the Administrator, the Monthly Administration Fee
		for such Distribution Date is equal	$27.05

		If HFC or an Affiliate of HFC is the Servicer, the Monthly Administration Fee due
		but not paid for a prior Distribution Date	$0.00

	(ix)	The Excess of the Required Reserve Account Amount over the Available Reserve
		Account Amount, to be deposited into the Reserve Account is equal to	$0.00

	(x)	the balance, if any, to be distributed to the Transferor	$6,402,587.69

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	27.05%

	(b)	The Series 2001-1 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(f)	The total amount to be distributed to the O/C Holder on such Distribution Date in
		payment of Excess O/C Amount is equal to	$0.00

	(g)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(h)	The amount applied at 404(a)(v) to reimburse previous Monthly
		Subordination Amounts	$0.00

	(i)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$0.00

	(j)	The total amount of reimbursements of Investor Charge-Offs
		for such Distribution Date is equal to	$0.00

	(k)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$1,000,000,000.00

	(l)	The Class A Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$827,500,000.00

	(m)	The Class B Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$72,500,000.00

	(n)	The Required O/C Amount at the close of business on such Distribution Date (after
		giving effect to all payments and adjustments on such Distribution Date) will be
		equal to	$100,000,000.00

	(o)	The O/C Amount at the close of business on such Distribution Date ( after giving
		effect to all payments and adjustments on such Distribution Date) will be equal to	$100,000,000.00

	(p)	Total amount to be on deposit in the Collection Account (after giving effect to
		allocations required to be made pursuant to the terms of all other Series now
		outstanding and to the payment of the Servicer's fee and funding of investor default
		amounts) prior to making distributions on such Distribution Dates is equal to	$8,501,567.55

	(q)	The total amount to be distributed from the Collection Account to the Transferor
		on such Distribution Date (after taking into consideration the amounts which
		have been netted with respect to all Series against deposits to the Collection
		Account) is equal to	$6,402,587.69